UNIVERSITY OF KENTUCKY WOODLAND GLEN –

EMBEDDED GROWTH BEST IN CLASS PORTFOLIO STABLE AND PREDICTABLE STUDENT HOUSING MARKET PROVEN GROWTH HISTORY MARKET VALUATION CAPITAL MANAGEMENT Key Themes 2

Leading Student Housing Company 3 • Best-In-Class Student Housing Portfolio – 59 owned and 21 (1) managed communities aggregating over 41,000 beds – Median distance to campus – 0.1 miles – 83% of NOI on or adjacent to campus – 28% of NOI is on-campus – Average Age – 7 years • Favorable Environment for Continued Industry Growth • Industry Leading Internal Growth – 4.0% 5-Year CAGR Same-Community NOI growth • Strong and Consistent Growth History – Five-year Core FFO per share CAGR 7% • External Growth Opportunities – ONE PlanSM on-campus developments – Off-campus developments – Acquisitions • Capital Structure Positioned to Support Growth – Proforma debt to gross assets 23% (1) Includes three minority owned communities that EdR manages but does not consolidate. Georgia Heights, University of Georgia

4 Best-In-Class Portfolio $830m ACQUISITIONS $720m DEVELOPMENTS $390m DISPOSITIONS (2) December 31, 2015 (1) • $2.9 Billion Enterprise Value • 23% Debt to Gross Assets • 59 Communities • 30,401 Beds January 1, 2010 • $654 Million Enterprise Value • 43% Debt to Gross Assets • 40 Communities • 25,454 Beds Portfolio Transformation 1.7 miles 0.1 miles Sold Developments / Acquisitions Average Distance to Campus 20,872 27,834 Sold Developments / Acquisitions Average Enrollment $348 $812 Sold Developments / Acquisitions Average Rental Rate (1) Proforma for January 11, 2016 equity raise. Enterprise value is based on 63.5 million shares and units, share price of $39.38 on February 19, 2016 and proforma net debt of $404.4 million after proceeds from the equity raise. (2) Sold 63%, or 25 of the 40 communities owned at 1/1/2010.

5 Best-In-Class Portfolio Owned communities 59 University markets 37 Beds 30,401 Median distance to campus 0.1 miles Average distance to campus 0.4 miles % of NOI on or pedestrian to campus 83% % NOI on campus 28% Average full-time enrollment (2) 27,829 Average Rental Rate $730 Average age 7 years Portfolio Snapshot as of December 31, 2015 (1) (1) Includes open and operating communities but excludes nonconsolidated joint ventures. (2) Based on 2014 full-time enrollment data.

• Best risk-adjusted return • Universities more accepting – Speed of completion – Reduced development and operating costs – Other demands on institutional funds – Modernization of on-campus housing • Significant competitive advantages – Proven on-campus development and management expertise – Well-capitalized balance sheet – Size and depth of resources – Public company transparency – Long-term owner of assets Best-In-Class Portfolio 28% of EdR’s 2015 NOI was from ONE Plan assets. NOTE: From 1/1/2012 through 2017, EdR will have added $557 million of on-campus assets to its portfolio, representing 21% of total enterprise value and nearly 40% more as a percentage of enterprise value than any other student housing REIT (1) Based on average economic yield of 7.25% and cap rate of 5.0% (2) Current and announced ONE Plan investments 6 $26 $81 $111 $204 $342 $443 $527 2010 2011 2012 2013 2014 2015 2016 2017 ONE Plan investments Market Value(1) $969 Year-End Cumulative Cost in Millions (2) $668 CAGR-59% ONE PlanSM – On-Campus Assets

7 Market Leading Internal Growth Best-In-Class Portfolio Source: Respective company’s disclosures 3.7% 4.0% 2.7% 3.1% REVENUE NOI EdR ACC Same-Community Growth 2011-2015 (CAGR) DELIVERED MARKET LEADING LEASING RESULTS OVER LAST FIVE YEARS FOCUSED MANAGEMENT TEAM TRANSFORMED THE COMPANY’S PORTFOLIO

Stable & Predictable Student Housing Market

Key Market Drivers

- **Favorable enrollment trends**
  - **+1.2% projected average annual full-time enrollment growth through 2022**
- **Higher education earnings gap**
  - Millennials with only a high school diploma earn 62% of what the typical college graduate earns
  - Earnings gap between young adults with and without a bachelor's degree has stretched to its widest level in nearly a half century
- **Modernization is in full swing**
  - New student housing supply is replacing and modernizing older assets
- **2016 supply growth in EdR markets is expected to slow more than 20%**



Median Income by Education Level
Less than High School
$24,492
High School
$33,904
Some College, no Degree
$37,804
Associate's
$40,820
Bachelor's
$55,432
Master's
$67,600
Professional Degree
$90,220



Projected Full-Time Enrollment Growth
Projected Average % Growth 2014-2022 = 1.2%
1.7%
1.1%
1.2%
1.4%
1.4%
1.4%
1.2%
1.4%
1.1%
2014
2015
2016
2017
2018
2019
2020
2021
2022

Sources: Pew Research - Social & Demographic Trends: The Rising Cost of Not Going to College, February 11, 2014, National Center for Education Statistics (NCES) report titled "Projections of Education Statistics to 2022, Forty-first edition (Feb. 2014)", the U.S. Bureau of Labor Statistics, AXIOMetrics and local market data

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EdR Market and Same-Community Revenue Growth Stable and Predictable Student Housing Market *Enrollment projection represents the 3-year enrollment CAGR through 2014 for our markets. 2016 Revenue growth represents midpoint of 2016 guidance. 9 1.4% 2.2% 4.0% 2014 1.5% 2.0% 3.8% 2015* 1.5% 1.8% 3.0% 2016* EdR Market Growth and Same-Community Fall Leasing Revenue Growth  Enrollment Growth  Supply Growth  EdR Same-Community Fall Leasing Revenue Growth New supply expected to slow more than 20% from 2015 to 2016 Housing Mix - EdR Markets Other Housing 47% On-Campus Housing 27% Off-campus Purpose Built Student Housing 26%

Stable and Predictable Student Housing Market 10 Consistent and Strong Revenue Growth Compared to Multi-Family Student Housing Apartment 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Sa m e St o re R ev en u e Gro w th , y /y 8% 6% 4% 2% 0% ‐2% ‐4% ‐6% Source: SNL Financial and Goldman Sachs Global Investment Research Student Housing - 44 consecutive quarters with same store revenue growth. 3.4% Average 3.1% Average

Stable and Predictable Student Housing Market 11 • Enrollment trends are favorable. • New supply is manageable. • Modernization is in full swing. • Strong opening leasing for 2015-2016 lease term. Moving Forward Conclusion University of Kentucky

$59 $68 $88 $114 $139 2011 2012 2013 2014 2015 $33 $48 $63 $80 $92 2011 2012 2013 2014 2015 Core FFO $1.29 $1.41 $1.65 $1.86 $1.83 14% $1,144 $1,500 $1,815 $2,022 $2,273 2011 2012 2013 2014 2015 12% Sources: Company’s respective annual and quarterly filings and National Center for Education Statistics (NCES) report titled “Projections of Education Statistics to 2022, Forty-first edition (Feb. 2014)” Note: Percentages in white represent annual growth rates. CAGR calculations are 5-year CAGRS through 2015. 12 Historical Core FFO Historical Gross Assets Historical NOI & NOI Margin NOI NOI Margin Drivers of Stable Growth • Favorable enrollment trends: +1.2% average annual full-time enrollment growth through 2022 • Well located assets and moderating supply growth • Strong community management teams and systems • Disciplined cost controls resulting in consistent NOI margins since 2011 • Meaningful external growth through development and acquisitions in millions in millions, except per share amounts in millions 28% 31% 21% 11% 27% 45% 27% 31% Proven Growth Strong and Consistent Growth Core FFO per share 22% CAGR 7% CAGR 21% CAGR 53.7% 51.8% 52.3% 55.1% 57.9% 16% 15% 29% 30% 23%

Proven Growth EdR’s Share of Cost(1) (in millions) First Year Occupancy Second Year Occupancy First-Year Economic Yield 2015 Deliveries $180 94.1% N / A 7% - 7.25%(2) 2014 Deliveries $263 94.4% 95.0% 7.7% 2013 Deliveries $192 92.4% 98.9% 7.4% 2012 Deliveries $91 96.7% 99.3% 9.1% Total / Average $726 94.1% 97.1% 7.9% 13 (1) Excludes any unconsolidated joint ventures. (2) Represents proforma first-year economic yield EdR developments have opened with average first year occupancy of 94.1% and first-year economic yields above 7% Successful Delivery of Developments Student Housing Developments Less Risky • Delivering to stable market demand • Campuses expand but don’t move • Construction risk passed to general contractor • Developments on or adjacent to campus • Assets deliver stabilized year one.

Proven Growth 14 Development Pipeline Drives Value Yield Premium For Low-Risk Developments(1) 5.25% 5.25% 1.75% 0% 1% 2% 3% 4% 5% 6% 7% 8% Development Yields Market Cap Rates Acquisition Cap Rate Development Premium 33% Premium Value Creation from 2012-2105 Developments(2) $726 $344 $0 $300 $600 $900 $1,200 Delivered Developments Cost Value Created 47% Value Creation Representing $5.40 NAV per share (1) Current market cap rates for adjacent to campus assets in EdR type markets currently ranges from 5.0 to 5.6%. (2) Market value calculated using the delta between first year project yield and a proxy for current cap rates of 5.0% on-campus and 5.5% adjacent to campus. NAV per share represents Value creation divided by 63.6 million current shares.

Embedded External Growth 2016 – 2017 deliveries $404mm Median distance to campus 0.1 miles Average distance to campus 0.3 miles Average full-time enrollment 27,349 Average development yields 7.0% - 7.25% Recently Delivered and Active Developments 15 ACTIVE DEVELOPMENTS WILL INCREASE COLLEGIATE HOUSING ASSETS BY 20% 56% OF DEVELOPMENTS ARE ON-CAMPUS

COLLEGIATE HOUSING

Embedded External Growth

Announced Developments

University	Property	2014 Enrollment	Beds	EdR's Share of Cost (In Millions)	Distance to Campus (miles)
University of Kentucky	Limestone Park I & II	26,226	1,141	$ 84	On-Campus
University of Mississippi	The Retreat - Phase II	16,830	350	26	0.8
Virginia Tech	Retreat at Blacksburg - Phase I	28,504	622	36	0.8
2016 - Total / Average		**24,447**	**2,113**	**$ 146**	**0.4**
University of Kentucky	University Flats	26,226	771	74	On-Campus
University of Kentucky	Honors College	26,226	350	27	On-Campus
Boise State University	TBD	13,038	656	40	On-Campus
Virginia Tech	Retreat at Blacksburg - Phase II	28,504	207	12	0.8
Michigan State University	SkyVue	43,708	824	81	0.5
Texas State University	The Local: Downtown	38,000	304	24	0.1
2017 - Total / Average		**29,284**	**3,112**	**$ 258**	**0.2**
Total / Average		**27,349**	**5,225**	**$ 404**	**0.3**
Recently Awarded					
Cornell University	TBD - 2018 Delivery[(1)]		850	$ 80	On-Campus

(1) In February 2016, Cornell University and EdR executed a preclosing agreement for an approximate 850 bed, $80.0 million on-campus community. Design and site planning are underway toward an expected fall 2016 ground-breaking and commencement of construction with a targeted 2018 delivery. Note that completion of an awarded project is contingent upon final design and execution of transactional documents.

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Embedded External Growth Development Year Percentage On-Campus EdR’s Share of Cost(1) (in millions) Market Value(1) (in millions) Additional AV Creation (in millions) Incremental NAV per Share(2) 2016 Deliveries 57% $146 $204 $58 $0.91 2017 Deliveries 55% $258 $358 $100 $1.58 Total Active Developments 56% $404 $562 $158 $2.49 17 (1) Based on a 7.25% average project yield and cap rates of 5.0% for on-campus and 5.5% for off-campus developments. (2) Based on 63.6 million shares outstanding. EdR’s development pipeline creates incremental NAV as project yields are higher than current market cap rates. Value Creation of Developments 7.0% of Current NAV 39% Value Creation

Capital Management 18 Funding Capacity Strong Leverage Metrics Positioned to Fund Growth 8.8 x 3.9 x 3.7 x EdR ACC Multi Family Interest Coverage 23% 36% 41% EdR ACC Multi Family Debt to Gross Assets 4.6 x 6.6 x 7.2 x EdR ACC Multi Family Debt to EBITDA $404 $97 $140 $59 $92 $175 $0 $100 $200 $300 $400 $500 $600 Funding Sources 2016-2017 Developments Funded Existing Cash Operating Cash Debt Capacity to 25% Property Sales Source: EdR represents 12/31/205 as reported with proforma adjustments for the November and December equity raises. ACC information is from their 12/31/2015 supplement and Multifamily average is from KeyBanc Leaderboard report. ACC ratios are proforma, adjusting for $708 million equity raise that was used to repay $319 million of 1.8% rate debt $160 MILLION EXCESS CAPACITY

$60 $34 $65 $123 $250 2016 2017 2018 2019 2020 2021 2022 2023 2024 Construction Loans - Variable Rate Mortgage Debt - Variable Rate Unsecured Term Loan - Fixed Rate Unsecured Senior Notes Pro forma Debt Maturities as of December 31, 2015 (In Millions) Capital Management • Conservative Leverage Levels – Debt to Gross Assets: 23% – Net Debt to Enterprise Value: 14%(1) – Net Debt to Adjusted EBITDA: 2.4x – Secured Debt to Gross Assets: 9% – Variable rate debt to total debt: 20% • Strong Coverage Levels – Interest Coverage Ratio: 8.8x • Well-staggered debt maturities • $500 million unsecured Credit Facility expandable to $1 billion • Attractive and well covered dividend(2) – Dividend Yield: 3.8% Pro forma Capital Structure 19 Note: The above capital structure presentation is as of December 31, 2015 with proforma adjustments for the January 11, 2016 equity raise. (1) Market equity includes 63.2 million shares of the Company's common stock and 0.3 million units outstanding, which are convertible into common shares, and is calculated using $39.38 per share, the closing price of the Company's common stock on February 19, 2016. (2) Based on stock price of $39.38 on February 19, 2016.

3% 47% 8% 30% 12% Other Private REIT Fund Institutional Market Transactions Market Valuation Source: CBRE – Year End 2015 Student Housing Market Overview, February 17, 2016 20 Strong transaction volume and pricing with REIT participation in the student housing acquisition market down over the last three years. Market Participants - 2015 $2.9 $2.9 $5.6 2013 2014 2015 Student Housing Transaction Volume in Billions

6.25% 5.25% 5.30% Campus Crest University House EdR Estimated / Implied Cap Rate Portfolio Transactions Market Valuation Source: Various analyst reports on estimated cap rate and quality of portfolio. EdR implied cap rate is average of recent analyst estimates. 21 Recent portfolio transactions in the student housing industry provide good read-throughs to asset valuation and current market cap rates. • Further from campus • Lower tier universities • Poorly managed • No on-campus • Quality assets • Little on-campus • No platform value • High quality assets • Top Tier Universities • Top management team • 28% of NOI on-campus

Strong Returns to Shareholders Market Valuation Source: KeyBanc Corp 22 -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% EdR ACC RMZ EdR #1 VS. ALL PUBLIC STUDENT HOUSING REITS EdR TOP 13% OF ALL PUBLIC REITs 224% 125% 86% 40% 90% 140% 190% 240% EdR RMZ ACC Annual Total Shareholder Return Cumulative TSR (2010-2015)

Safe Harbor Statement Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law. Under the Private Securities Litigation Reform Act of 1995 23